SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2011

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5445 DTC Parkway, P4

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(303) 418-1000

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 16, 2011, Ampio Pharmaceuticals, Inc. (“Ampio” or the “Company”) announced its pending inclusion in the Russell 3000 Index. This listing will result in Ampio’s automatic inclusion in the small-cap Russell 2000 Index, as well as appropriate growth and value indices. A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Ampio under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 17, 2011, Ampio entered into settlement agreements with three former option holders of BioSciences. The settlement agreements pertain to claims by the option holders that were described in Part II, Item 1 of the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 13, 2011, and under “Business – Legal Proceedings” in the definitive prospectus filed with the SEC on June 8, 2011 (collectively, the “Prior Disclosure”). No legal proceedings were initiated with respect to the claims described in the Prior Disclosure. The Prior Disclosure may be viewed in the respective documents containing such disclosure on the SEC’s web site at www.sec.gov. The settlement agreements memorialized the tentative verbal understanding that is described in the Prior Disclosure, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report:

99.1    Press Release dated June 16, 2011.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate” “believe,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K and in Exhibit 9.1 are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2011, and its Form 10-Qs on file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Donald B. Wingerter, Jr.
Donald B. Wingerter, Jr.
Chief Executive Officer

Dated: June 20, 2011

AMPIO PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release issued by Ampio Pharmaceuticals, Inc. on June 16, 2011 announcing the Company’s pending inclusion on the Russell 3000 Index.	Furnished